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                                                                    EXHIBIT 10.5


                         FORM OF STOCK OPTION AGREEMENT


                                RAILAMERICA, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                    AGREEMENT

         1.       Grant of Option. RailAmerica, Inc. (the "Company") hereby
grants, as of [       ] to [       ] (the "Optionee") an option (the "Option")
to purchase up to [       ] shares of the Company's Common Stock, $.001 par
value per share (the "Shares"), at an exercise price per share equal to $[   ].

         2. Exercise Schedule. Except as otherwise provided in Sections 5 or 9 of this Agreement, or in the Plan, the Option shall be exercisable in whole or in part and cumulatively according to the following schedule:

                          [__________] Shares            [__________]
                          [__________] Shares            [__________]
                          [__________] Shares            [__________]

         The Option shall terminate on, and in no event shall the Option be
exercisable after [       ].

         3. Method of Exercise. This Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 2 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Company in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

         4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:
(a) cash; (b) check; (c) with Shares that have been held by the Optionee for at least six months (or such other Shares as the Company determines will not cause the Company to realize a financial account charge); or (d) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.

         5. Termination of Option. Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                  (a) unless the Committee or the Board otherwise determines in writing in its sole discretion, three months after the date on which the Optionee's employment with the Company is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Agreement, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code) of the Optionee as determined by a medical doctor satisfactory to the Committee or the Board, or (C) death;


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                  (b)      immediately upon the termination of the Optionee's
employment with the Company for Cause;

                  (c) twelve months after the date on which the Optionee's employment with the Company is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                  (d) twelve months after the date of termination of the Optionee's employment with the Company by reason of the death of the Optionee (or if later, three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in paragraph (c) of this Section 5); or

                  (e) The Committee of the Board, in its sole discretion may by giving written notice (the "cancellation notice") cancel, effective upon the date of the consummation of any Corporate Transaction described in Section 9(b)(iii) of the Plan or the consummation of any reorganization, merger, consolidation or other transaction in which the Company does not survive, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         6. Transferability. The Option is not transferable otherwise than by will or under the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7.       Adjustment of Shares.

                  (a) If at any time while the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company (the "Company Shares") through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of the Company shares, then and in such event appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same percentage of the Company's issued and outstanding Company shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) The Company may change the terms of this Agreement, with respect to the option price or the number of Shares subject to this Option, or both, when, in the Company's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under this Agreement.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Agreement

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate
(i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to the Option; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of


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Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         9.       Acceleration of Exercisability of Option.

                  (a) This Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 5(e) hereof.

                  (b) For purposes of this provision, the term "Change in Control" shall mean:

                           (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

                           (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange
                                    Act) shall be, for purposes of this
                                    Agreement, considered as though such person were a member of the Incumbent Board.

                  (c) The Company may in its sole discretion accelerate the date on which this Option may be exercised and may accelerate the vesting of any Shares subject to this Option or previously acquired by the exercise of any Option.

         10. No Rights to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         11. Amendment. The Company may from time to time amend, suspend or terminate this Option; provided, however, that no amendment, suspension or termination of the Option shall substantially impair the rights or benefits of the Optionee without the consent of the Optionee.

         12. Withholding. If at any time specified herein for the making of any issuance or delivery of the Option or Shares to the Optionee or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.


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         13.      Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

         14. Interpretation/Provisions of Plan Control. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee or the Board upon any questions arising under the Plan and this Agreement.

         15. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed,
in the case of the Company, to the Company's Secretary at [        ], or if the
Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         16. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Option. There may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (b) Disposition of Shares. If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ___ day of _________, 2000.


                                      COMPANY:

                                      RAILAMERICA, INC.




                                      By:
                                         ---------------------------------
                                         [Officer]

         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advise of counsel prior to executing this Option, and fully understands all provisions of the Option.

Dated:                                       OPTIONEE:
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                                             By:
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